EXECUTION

RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of June, 2006, by and among LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (“LBH” or the “Seller”), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the “Servicer”), a wholly owned subsidiary of COUNTRYWIDE HOME LOANS, INC., a New York corporation (“Countrywide”), AURORA LOAN SERVICES LLC, as master servicer (the “Master Servicer”), and acknowledged by Citibank, N.A., as trustee (the “Trustee”) under the Trust Agreement (as defined herein, with a copy attached hereto as Exhibit F), recites and provides as follows:

RECITALS

WHEREAS, Lehman Brothers Bank, FSB (the “Bank”) acquired certain fixed rate, conventional, first lien, residential mortgage loans from Countrywide Home Loans, Inc. pursuant to the Flow Seller’s Warranties and Servicing Agreement between the Seller and Countrywide Home Loans, Inc., dated as of June 1, 2004 for Conventional Residential Fixed Rate Mortgage Loans and amended as of January 31, 2006 (“Amendment Reg AB” and collectively hereinafter, the “SWSA”), attached hereto as Exhibit B and such Mortgage Loans are being serviced on behalf of Countrywide Home Loans, Inc. by the Servicer;

WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of June 1, 2006 (the “Assignment and Assumption Agreement”) annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank’s right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA;

WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit D hereto (the “Serviced Mortgage Loans”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of June 1, 2006 (the “Trust Agreement”), among the Trustee, Aurora, as master servicer (“Aurora,” and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”) and SASCO;

WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA;

WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein;

WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement;

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trust Fund (or the Trustee on behalf of the Trust Fund), and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement;

WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement as described in Section 33 of Exhibit A hereunder;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank, National Association (the “Custodian”) will act as custodian of the Servicing Files for the Trustee on behalf of the Trust Fund pursuant to a Custodial Agreement, dated June 1, 2006, between the Custodian and the Trustee.

3.

Servicing.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and the parties hereto agree that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Sections 4.05 and 5.01 of the SWSA, the remittance on July 18, 2006 to the Trust Fund (as defined below) is to include principal due after June 1, 2006 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the LMT 2006-3 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term “Purchaser” as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA.  Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust Fund, or the Trustee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the  Servicer which were taken or omitted upon the instruction or direction of the Master Servicer, the Trust Fund, or the Trustee, or (ii) the failure of the Master Sevicer, the Trust Fund, or the Trustee to perform their obligations under this Agreement.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Seller under the SWSA, and, in connection with the performance of the Master Servicer’s duties hereunder, the parties and other signatories (except the Company) hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6.

No Representations.  Neither Countrywide nor the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by Countrywide in Section 3.02 of the SWSA as of the date of the sale from Countrywide to the Bank) in connection with this Agreement and the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

7.

Notices.  All notices and communications (collectively, “written information”) required to be delivered hereunder between or among the parties hereto (including any third party beneficiary thereof) shall be in writing, may be in the form of electronic mail, and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by electronic mail, when electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All written information required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services LLC

327 Inverness Drive South

Englewood, Colorado  80112

Attention:  Jerald W. Dreyer

Telephone:  (720) 945-3422

Facsimile:  (720) 945-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

JPMorgan Chase Bank, N.A.

New York, New York

ABA#: 021-000-021

Account Name:

Aurora Loan Services LLC,

Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  LMT 2006-3

All written information  required to be delivered to the Trustee on behalf of the Trust Fund hereunder shall be delivered to the Trustee at the following address:

Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York 10013

Attention: Agency & Trust, LMT 2006-3

Telephone:  (212) 816-5827

Facsimile:  (212) 816-5527

All written information required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

Lehman Brothers Holdings Inc.

745 7th Avenue, 7th Floor

New York, New York  10019

Attention: Manager, Contract Finance (LMT 2006-3)

Telephone:  (212) 526-7000

Facsimile:  (212) 526-8950

All written information required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

8.

Acknowledgement.  The Servicer, the Seller, the Trustee on behalf of the Trust Fund and the Master Servicer hereby acknowledge that the rights and obligations of the Bank under the SWSA will be assigned to the Seller on the Closing Date pursuant to the Assignment and Assumption Agreement; that such rights and obligations, as amended by this Agreement will, in turn, be re-assigned by the Seller to SASCO under the Mortgage Loan Sale and Assignment Agreement; and that such rights and obligations will simultaneously be re-assigned by SASCO to the Trust Fund under the Trust Agreement.  In addition, the Trust Fund will make a REMIC election.  The Servicer hereby consents to each such assignment and assumption and acknowledges the Trust Fund’s REMIC election and hereby agrees to service the Mortgage Loans in accordance with this Agreement.

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

11.

Reconstitution.  The Seller and the Servicer agree that this agreement is a reconstituted agreement executed in connection with a “Pass-Through Transfer,” and that the date hereof is the “Reconstitution Date,” each as defined in the SWSA.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Executed as of the day and year first above written.

LEHMAN BROTHERS HOLDINGS INC., as Seller

By: /s/ Michael Hitzmann Name: Michael Hitzmann Title: Authorized Signatory

COUNTRYWIDE HOME LOANS SERVICING LP, as Servicer

By: Countrywide GP, Inc., its General Partner
By: /s/ Monica Brudenell Name: Monica Brudenell Title: First Vice President

COUNTRYWIDE HOME LOANS, INC.
By: /s/ Monica Brudenell Name: Monica Brudenell Title: First Vice President

AURORA LOAN SERVICES LLC, as Master Servicer

By: /s/ Jerald W. Dreyer Name: Jerald W. Dreyer Title: Vice President
Acknowledged:
CITIBANK, N.A. as Trustee

By: /s/ Karen Schluter Name: Karen Schluter Title: Vice President

EXHIBIT A

MODIFICATIONS TO THE SWSA

1.

Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  Sections 2.01, 2.02, 2.03, 3.02, 3.03 and 3.06 of the SWSA, the exhibits to the SWSA and all references to such exhibits shall also be disregarded and shall be redacted from the SWSA before being attached hereto as Exhibit B.

2.

The definition of “Business Day” in Article I is hereby amended by restating clause (ii) of such definition to read as follows:

(ii) a day on which banks and savings and loan institutions in the the State of Colorado, the State of California, the State of Texas or the State of New York are authorized or obligated by law or executive order to be closed.

3.

The definition of “Custodial Agreement” in Article I is hereby amended in its entirety to read as follows:

Custodial Agreement means the agreement relating to the custody of the Mortgage Loans, between the Custodian and the Trustee.

4.

The definition of “Custodian” in Article I is hereby amended in its entirety to read as follows:

Custodian means U.S. Bank National Association and its respective successors in interest, or any successor custodian appointed pursuant to the Custodial Agreement.

5.

The definition of “Eligible Investments” in Article I is hereby amended and restated in its entirety to read as follows:

Eligible Investments:  Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates and has a short term rating of at least “A-1” or its equivalent by each Rating Agency.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

6.

A definition of “Ginnie Mae” is hereby added to Article I to immediately follow the definition of “Freddie Mac,” to read as follows:

Ginnie Mae:  The Government National Mortgage Association, or any successor thereto.

7.

The definition of “Mortgage Loan” is hereby amended and restated in its entirety to read as follows:

Mortgage Loan:  An individual servicing retained Mortgage Loan which has been purchased from the Company by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8.

The definition of “Mortgage Loan Schedule” is hereby amended and restated in its entirety to read as follows:

Mortgage Loan Schedule:  The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Company by Lehman Brothers Bank, FSB pursuant to the SWSA.

9.

The definition of “Qualified Depository” is hereby amended and restated in its entirety to read as follows:

Qualified Depository:  Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1+” by Standard & Poor’s if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least “AA-” by Standard & Poor’s if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

10.

A new definition of “Qualified GIC” is hereby added to Article I to immediately follow the definition of “Qualified Depository,” to read as follows:

Qualified GIC:  A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(a)

be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(b)

provide that the Company may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(c)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Company, the Company shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(d)

provide that the Company’s interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

(e)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

11.

The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

12.

The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

13.

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

14.

Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

15.

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

16.

Section 3.01(i) (Selection Process), Section 3.01(j) (Pool Characteristics), Section 3.01(l) (Sale Treatment), Section 3.01(n) (No Brokers’ Fees) and Section 3.01 (o) (Origination) shall be inapplicable to this Agreement.

17.

Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h) and (k) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trust Fund (or the Trustee on behalf of the Trust Fund) and the Master Servicer.  Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Master Servicer’s option, assign the Company’s rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee on behalf of the Trust Fund.  Such assignment shall be made in accordance with Section 12.01.

In addition, the Company shall indemnify (from its own funds) the Trust Fund, (or the Trustee on behalf of the Trust Fund),  and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund (or the Trustee on behalf of the Trust Fund) respecting a breach of the foregoing representations and warranties.

Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

18.

Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i)

by deleting the first sentence of the second paragraph of such section and replacing it with the following:

Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Trust Fund, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.  Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trust Fund, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.

(ii)

by adding the following to the end of the second paragraph of such section:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

19.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by replacing the words “in trust for the Purchaser of Conventional Residential Conventional Residential Mortgage Loans, and various Mortgagors” in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced with the following: “in trust for the LMT 2006-3 Trust Fund and various Mortgagors.”

20.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the words from the word “Purchaser” in the sixth line of clause (ii) to the end of such clause (ii) with the following:

the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company’s right thereto shall be prior to the rights of the Trust Fund;

21.

Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by deleting the words “Countrywide Home Loans, Inc., in trust for the Purchaser of Conventional Residential Mortgage Loans and various Mortgagors” in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following words:

Countrywide Home Loans Servicing LP, in trust for Citibank, N.A., as Trustee for Lehman Mortgage Trust, Series 2006-3;

22.

Section 4.15 (Maintenance of LPMI Policy; Claims) is hereby amended by adding the following sentence to the end of paragraph (a):

The Company will notify the Master Servicer or Lehman Brothers Holdings in the event that the LPMI Policy is terminated.

23.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended as follows:

(i)

by replacing the reference to “one year” in the seventh line of the third paragraph thereof with “three years;” and

(ii)

by adding two new paragraphs after the third paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee on behalf of the Trust Fund shall sign any document or take any other action reasonably requested by the Company, which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner or pursuant to any terms or for a period that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any REMIC to the imposition of any taxes upon any REMIC in the Trust Fund.

(iii)

by replacing the word “advances” in the sixth line of the fifth paragraph thereof with “Monthly Advances;” and

(iv)

by adding the following to the end of such Section:

Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

24.

Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

All remittances required to be made to the Trust Fund or the Master Servicer, as the Trust Fund’s designee, shall be made to the following wire account or to such other account as may be specified by Trust Fund or the Master Servicer from time to time:

JPMorgan Chase Bank, N.A.

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services LLC

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services LLC

For further credit to:  Aurora Loan Services, LMT 2006-3

25.

Section 5.02 (Statements to Purchaser) is hereby amended and restated in its entirety to read as follows:

Section 5.02

Statements to Master Servicer.

(a)

The Company shall deliver or cause to be delivered to the Master Servicer on behalf of the Trust Fund executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and 4.06 within 30 days of the Closing Date.

(b)

Not later than the tenth calendar day of each month, the Servicer shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Company and the Master Servicer.  The information required by Exhibit E-1 and Exhibit E-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

26.

Section 9.01 (Indemnification; Third Party Claims) is hereby amended and restated in its entirety to read as follows:

The Company shall indemnify the Trust Fund (or the Trustee on behalf of the Trust Fund) and the Master Servicer, and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Company immediately shall notify the Trust Fund, the Master Servicer and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim.  The Company shall follow any written instructions received from the Trustee on behalf of the Trust Fund in connection with such claim.  The Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company’s indemnification pursuant to Section 6.02, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

The Trust Fund shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement or the obligations of the Purchaser under this Agreement.

In the event a dispute arises between an indemnified party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney’s fees and other costs and expenses related to the adjudication of said dispute.

27.

Section 9.03 (Limitation on Liability of Company and Others) is hereby amended and restated in its entirety to read as follows:

Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Master Servicer, the Trustee, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed for its disregard for, or failure to perform its obligations and duties under this Agreement, or by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of its disregard for, or failure to perform its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may, in its sole discretion, undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by Section 4.05.

28.

Section 10.01 (Events of Default) is hereby amended by:

(a)

changing any reference to “Purchaser” to “Master Servicer on behalf of the Trust Fund”;

(b)

amending subclause (vii) to read as follows: “the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or”.

29.

Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer on behalf of the Trust Fund”.

30.

Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)

mutual consent of the Company and the Master Servicer in writing, provided such termination is also acceptable to the Trustee (on behalf of the Trust Fund) and the Rating Agencies.

At the time of any termination of the Company pursuant to this Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

31.

Section 11.02 (Termination Without Cause) is hereby amended by replacing the word “Purchaser” with “Lehman Brothers Holdings,” in each instance.

32.

Section 12.01 (Successor to Company) is hereby amended and restated in its entirety to read as follows:

Simultaneously with the termination of the Company’s responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement).  Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or the Trust Fund, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement.  In the event that the Company’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Company shall cooperate with the Trustee and the Master Servicer, as applicable, on behalf of the Trust Fund and such successor in effecting the termination of the Company’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and the Master Servicer, and the Trustee, on behalf of the Trust Fund, an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that (i) the Trust Fund (or the Master Servicer or the Trustee on behalf of the Trust Fund) may have against the Company arising out of the Company’s actions or failure to act, or (ii) the Company may have against the Trust Fund (or the Master Servicer or the Trustee on behalf of the Trust Fund), prior to any such termination or resignation.

The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

Upon a successor’s acceptance of appointment as such, the Company shall notify the Trust Fund (or the Trustee or the Master Servicer on behalf of the Trust Fund) of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of a termination of the Company for cause pursuant to Section 10.01), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement. The Trust Fund shall be liable for all costs and expenses incurred in connection with any transfer of servicing hereunder, other than costs and expenses incurred in connection with a transfer of servicing for cause as stated above.

33.

Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

Section 12.02 (Amendment)

This Agreement may be amended from time to time by written agreement signed by the Company and Lehman Brothers Holdings Inc., with the written consent of the Master Servicer and the Trustee on behalf of the Trust Fund.

34.

Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

35.

Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

36.

A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement.  The Master Servicer or Trustee, as applicable, on behalf of the Trust Fund, shall only be entitled to enforce the provisions of this Agreement as such provisions relate to such party’s rights or obligations hereunder.  The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.  The parties to this Agreement further agree that the Depositor shall have the right to enforce its rights and shall assume its obligations under the Amendment Reg AB as if the Depositor were a signatory to the Amendment Reg AB.

37.

Section 2(b)(i)(vii) of Amendment Reg AB is hereby amended as follows:  “there are no affiliations or relationships required to be disclosed under Item 1119 between the Company and any of the parties listed on Exhibit G hereto.”

38.

Section 2(c)(iv) of Amendment Reg AB is hereby amended as follows:

The Company shall provide to the Purchaser and any Depositor a description of any affiliation or relationship required to be disclosed under Item 1119 of Regulation AB between the Company and any of the parties listed in Items 1119(a)(1)-(6) of Regulation AB (which parties are listed on Exhibit G hereto) that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Purchaser, the Depositor or any  issuing entity has with any of such parties listed in Items 1119(a)(1)-(6) of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship.  For purposes of the foregoing, the Company (1) shall be informed in writing by the Depositor (or its designee) on or prior to March 1st of each calendar year as to the parties to the Securitization Transaction with whom affiliations or relations must be disclosed; to the extent that the Company does not receive such notification in any given calendar year, the Company shall be entitled to assume that the parties to the Securitization Transaction are the same as on the most recent previously delivered written notification (or on the closing date, if no such written notification has been delivered), (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause (D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer.

39.

Section 2(e)(i)(A) of Amendment Reg AB is hereby amended by replacing the last sentence of such Section with the following:

Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on Exhibit B hereto.

40.

Exhibit B of Amendment Reg AB (Servicing Criteria to be Addressed in Assessment of Compliance) is hereby amended by inserting Exhibit H hereto in its place.

EXHIBIT B

SWSA

Exhibit C

ASSIGNMENT AND ASSUMPTION AGREEMENT

EXHIBIT D

SCHEDULE OF SERVICED MORTGAGE LOANS

To be retained in a separate closing binder entitled “LMT 2006-3 Mortgage Loan Schedules” at McKee Nelson LLP

EXHIBIT E-1

FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,

REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for 7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for .25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for 6.75%

PIPMT

.00 IF PAIDOFF.

EXHIBIT E-2

STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field	Format	Data Description
% of MI coverage	NUMBER(6,5)	The percent of coverage provided by the PMI company in the event of loss on a defaulted loan.
Actual MI claim filed date	DATE(MM/DD/YYYY)	Actual date that the claim was submitted to the PMI company.
Actual bankruptcy start date	DATE(MM/DD/YYYY)	Actual date that the bankruptcy petition is filed with the court.
Actual MI claim amount filed	NUMBER(15,2)	The amount of the claim that was filed by the servicer with the PMI company.
Actual discharge date	DATE(MM/DD/YYYY)	Actual date that the Discharge Order is entered in the bankruptcy docket.
Actual due date	DATE(MM/DD/YYYY)	Actual due date of the next outstanding payment amount due from the mortgagor.
Actual eviction complete date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are completed by local counsel.
Actual eviction start date	DATE(MM/DD/YYYY)	Actual date that the eviction proceedings are commenced by local counsel.
Actual first legal date	DATE(MM/DD/YYYY)	Actual date that foreclosure counsel filed the first legal action as defined by state statute.
Actual redemption end date	DATE(MM/DD/YYYY)	Actual date that the foreclosure redemption period expires.
Bankruptcy chapter	VARCHAR2(2) 7= Chapter 7 filed 11= Chapter 11 filed 12= Chapter 12 filed 13= Chapter 13 filed	Chapter of bankruptcy filed.
Bankruptcy flag	VARCHAR2(2) Y=Active Bankruptcy N=No Active Bankruptcy	Servicer defined indicator that identifies that the property is an asset in an active bankruptcy case.
Bankruptcy Case Number	VARCHAR2(15)	The court assigned case number of the bankruptcy filed by a party with interest in the property.
MI claim amount paid	NUMBER(15,2)	The amount paid to the servicer by the PMI company as a result of submitting an MI claim.
MI claim funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from the PMI company as a result of transmitting an MI claim.
Current loan amount	NUMBER(10,2)	Current unpaid principal balance of the loan as of the date of reporting to Aurora Master Servicing.
Date FC sale scheduled	DATE(MM/DD/YYYY)	Date that the foreclosure sale is scheduled to be held.
Date relief/dismissal granted	DATE(MM/DD/YYYY)	Actual date that the dismissal or relief from stay order is entered by the bankruptcy court.
Date REO offer accepted	DATE(MM/DD/YYYY)	Actual date of acceptance of an REO offer.
Date REO offer received	DATE(MM/DD/YYYY)	Actual date of receipt of an REO offer.
Delinquency value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure referral not related to loss mitigation activity.
Delinquency value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the delinquency valuation amount.
Delinquency value date	DATE(MM/DD/YYYY)	Date that the delinquency valuation amount was completed by vendor or property management company.
Delinquency flag	VARCHAR2(2) Y= 90+ delinq. Not in FC, Bky or Loss mit N=Less than 90 days delinquent	Servicer defined indicator that indentifies that the loan is delinquent but is not involved in loss mitigation, foreclosure, bankruptcy or REO.
Foreclosure flag	VARCHAR2(2) Y=Active foreclosure N=No active foreclosure	Servicer defined indicator that identifies that the loan is involved in foreclosure proceedings.
Corporate expense balance	NUMBER(10,2)

Total of all cumulative expenses advanced by the servicer for non-escrow expenses such as but not limited to: FC fees and costs, bankruptcy fees and costs, property preservation and property inspections.

Foreclosure attorney referral date	DATE(MM/DD/YYYY)	Actual date that the loan was referred to local counsel to begin foreclosure proceedings.
Foreclosure valuation amount	NUMBER(15,2)	Value obtained during the foreclosure process. Usually as a result of a BPO and typically used to calculate the bid.
Foreclosure valuation date	DATE(MM/DD/YYYY)	Date that foreclosure valuation amount was completed by vendor or property management company.
Foreclosure valuation source	VARCHAR2(80) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the foreclosure valuation amount.
FHA 27011A transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011A claim was submitted to HUD.
FHA 27011 B transmitted date	DATE(MM/DD/YYYY)	Actual date that the FHA 27011B claim was submitted to HUD.
VA LGC/ FHA Case number	VARCHAR2(15)

Number that is assigned individually to the loan by either HUD or VA at the time of origination.  The number is located on the Loan Guarantee Certificate (LGC) or the Mortgage Insurance Certificate (MIC).

FHA Part A funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received from HUD as a result of transmitting the 27011A claim.
Foreclosure actual sale date	DATE(MM/DD/YYYY)	Actual date that the foreclosure sale was held.
Servicer loan number	VARCHAR2(15)	Individual number that uniquely identifies loan as defined by servicer.
Loan type	VARCHAR2(2) 1=FHA Residential 2=VA Residential 3=Conventional w/o PMI 4=Commercial 5=FHA Project 6=Conventional w/PMI 7=HUD 235/265 8=Daily Simple Interest Loan 9=Farm Loan U=Unknown S=Sub prime	Type of loan being serviced generally defined by the existence of certain types of insurance. (ie: FHA, VA, conventional insured, conventional uninsured, SBA, etc.)
Loss mit approval date	DATE(MM/DD/YYYY)	The date determined that the servicer and mortgagor agree to pursue a defined loss mitigation alternative.
Loss mit flag	VARCHAR2(2) Y= Active loss mitigation N=No active loss mitigation	Servicer defined indicator that identifies that the loan is involved in completing aloss mitigation alternative.
Loss mit removal date	DATE(MM/DD/YYYY)	The date that the mortgagor is denied loss mitigation alternatives or the date that the loss mitigation alternative is completed resulting in a current or liquidated loan.
Loss mit type	VARCHAR2(2) L= Loss Mitigation LT=Ligitation pending NP=Pending non-performing sale CH= Charge off DI= Deed in lieu FB= Forbearance plan MO=Modification PC=Partial claim SH=Short sale VA=VA refunding	The defined loss mitigation alternative identified on the loss mit approval date.
Loss mit value	NUMBER(10,2)	Value obtained typically from a BPO prior to foreclosure sale intended to aid in the completion of loss mitigation activity.
Loss mit value date	DATE(MM/DD/YYYY)	Name of vendor or management company that provided the loss mitigation valuation amount.
Loss mit value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Date that the lostt mitigation valuation amount was completed by vendor or property management company.
MI certificate number	VARCHAR2(15)	A number that is assigned individually to the loan by the PMI company at the time of origination. Similar to the VA LGC/FHA Case Number in purpose.
LPMI Cost	NUMBER(7,7)	The current premium paid to the PMI company for Lender Paid Mortgage Insurance.
Occupancy status	VARCHAR2(1) O=Owner occupied T=Tenant occupied U=Unknown V=Vacant	The most recent status of the property regarding who if anyone is occupying the property. Typically a result of a routine property inspection.
First Vacancydate/ Occupancy status date	DATE(MM/DD/YYYY)	The date that the most recent occupancy status was determined. Typically the date of the most recent property inspection.
Original loan amount	NUMBER(10,2)	Amount of the contractual obligations (ie: note and mortgage/deed of trust).
Original value amount	NUMBER(10,2)	Appraised value of property as of origination typically determined through the appraisal process.
Origination date	DATE(MM/DD/YYYY)	Date that the contractual obligations (ie: note and mortgage/deed of trust) of the mortgagor was executed.
FHA Part B funds received date	DATE(MM/DD/YYYY)	Actual date that funds were received fro HUD as a result of transmitting the 27011B claim.
Post petition due date	DATE(MM/DD/YYYY)	The post petition due date of a loan involved in a chapter 13 bankruptcy.
Property condition	VARCHAR2(2) 1= Excellent 2=Good 3=Average 4=Fair 5=Poor 6=Very poor	Physical condition of the property as most recently reported to the servicer by vendor or property management company.
Property type

VARCHAR2(2)

1=Single family

2=Town house

3=Condo

4=Multifamily

5=Other

6=Prefabricated

B=Commercial

C=Land only

7=Mobile home

U=Unknown

D=Farm

A=Church

P=PUD

R=Row house

O=Co-op

M=Manufactured housing

24= 2-4 family

CT=Condotel

MU=Mixed use

Type of property secured by mortgage such as: single family, 2-4 unit, etc.
Reason for default

VARCHAR2(3)

001=Death of principal mtgr

02=Illness of principal mtgr

003=Illness of mtgr's family member

004=Death of mtgr's family member

005=Marital difficulties

006=Curtailment of income

007=Excessive obligations

008=Abandonment of property

009=Distant employee transfer

011=Property problem

012=Inability to sell property

013=Inability to rent property

014=Military service

015=Other

016=Unemployment

017=Business failure

019=Casualty loss

022=Energy-Environment costs

023= Servicing problems

026= Payment adjustment

027=Payment dispute

029=Transfer ownership pending

030=Fraud

031=Unable to contact borrower

INC=Incarceration

Cause of delinquency as identified by mortgagor.
REO repaired value	NUMBER(10,2)	The projected value of the property that is adjusted from the "as is" value assuming necessary repairs have been made to the property as determined by the vendor/property management company.
REO list price adjustment amount	NUMBER(15,2)	The most recent listing/pricing amount as updated by the servicer for REO properties.
REO list price adjustment date	DATE(MM/DD/YYYY)	The most recent date that the servicer advised the agent to make an adjustment to the REO listing price.
REO value (as is)	NUMBER(10,2)	The value of the property without making any repairs as determined by the vendor/property management copmany.
REO actual closing date	DATE(MM/DD/YYYY)	The actual date that the sale of the REO property closed escrow.
REO flag	VARCHAR2(7) Y=Active REO N=No active REO	Servicer defined indicator that identifies that the property is now Real Estate Owned.
REO original list date	DATE(MM/DD/YYYY)	The initial/first date that the property was listed with an agent as an REO.
REO original list price	NUMBER(15,2)	The initial/first price that was used to list the property with an agent as an REO.
REO net sales proceeds	NUMBER(10,2)	The actual REO sales price less closing costs paid. The net sales proceeds are identified within the HUD1 settlement statement.
REO sales price	NUMBER(10,2)	Actual sales price agreed upon by both the purchaser and servicer as documented on the HUD1 settlement statement.
REO scheduled close date	DATE(MM/DD/YYYY)	The date that the sale of the REO property is scheduled to close escrow.
REO value date	DATE(MM/DD/YYYY)	Date that the vendor or management company completed the valuation of the property resulting in the REO value (as is).
REO value source	VARCHAR2(15) BPO= Broker's Price Opinion Appraisal=Appraisal	Name of vendor or management company that provided the REO value (as is).
Repay first due date	DATE(MM/DD/YYYY)	The due date of the first scheduled payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay next due date	DATE(MM/DD/YYYY)	The due date of the next outstanding payment due under a forbearance or repayment plan agreed to by both the mortgagor and servicer.
Repay plan broken/reinstated/closed date	DATE(MM/DD/YYYY)	The servicer defined date upon which the servicer considers that the plan is no longer in effect as a result of plan completion or mortgagor's failure to remit payments as scheduled.
Repay plan created date	DATE(MM/DD/YYYY)	The date that both the mortgagor and servicer agree to the terms of a forebearance or repayment plan.
SBO loan number	NUMBER(9)	Individual number that uniquely identifies loan as defined by Aurora Master Servicing.
Escrow balance/advance balance	NUMBER(10,2)	The positive or negative account balance that is dedicated to payment of hazard insurance, property taxes, MI, etc. (escrow items only)
Title approval letter received date	DATE(MM/DD/YYYY)	The actual date that the title approval was received as set forth in the HUD title approval letter.
Title package HUD/VA date	DATE(MM/DD/YYYY)	The actual date that the title package was submitted to either HUD or VA.
VA claim funds received date	DATE(MM/DD/YYYY)	The actual date that funds were received by the servicer from the VA for the expense claim submitted by the servicer.
VA claim submitted date	DATE(MM/DD/YYYY)	The actual date that the expense claim was submitted by the servicer to the VA.
VA first funds received amount	NUMBER(15,2)	The amount of funds received by the servicer from VA as a result of the specified bid.
VA first funds received date	DATE(MM/DD/YYYY)	The date that the funds from the specified bid were received by the servicer from the VA.
VA NOE submitted date	DATE(MM/DD/YYYY)	Actual date that the Notice of Election to Convey was submitted to the VA.
Zip Code	VARCHAR2(5)	US postal zip code that corresponds to property location.
FNMA Delinquency status code

VARCHAR2(3)

09=Forbearance

17=Preforeclosure sale

24=Drug seizure

26=Refinance

27=Assumption

28=Modification

29=Charge-off

30=Third-party sale

31=Probate

32=Military indulgence

43=Foreclosure

44=Deed-in-lieu

49=Assignment

61=Second lien considerations

62=VA no-bid

63=VA Refund

64=VA Buydown

65=Ch. 7 bankruptcy

66=Ch. 11 bankruptcy

67=Ch. 13 bankruptcy

The code that is electronically reported to FNMA by the servicer that reflects the current defaulted status of a loan. (ie: 65, 67, 43 or 44)
FNMA delinquency reason code

VARCHAR2(3)

001=Death of principal mtgr

 002=Illness of principal mtgr

003=Illness of mtgr's family member

004=Death of mtgr's family member

005=Marital difficulties

006=Curtailment of income

007=Excessive obligations

008=Abandonment of property

009=Distant employee transfer

011=Property problem

012=Inability to sell property

013=Inability to rent property

014=Military service

015=Other

016=Unemployment

017=Business failure

019=Casualty loss`

022=Energy-Environment costs

023= Servicing problems

026= Payment adjustment

027=Payment dispute

029=Transfer ownership pending

030=Fraud

031=Unable to contact borrower

INC=Incarceration

The code that is electronically reported to FNMA by the servicer that describes the circumstance that appears to be the primary contributing factor to the delinquency.
Suspense balance	NUMBER(10,2)	Money submitted to the servicer, credited to the mortgagor's account but not allocated to principal, interest, escrow, etc.
Restricted escrow balance	NUMBER(10,2)	Money held in escrow by the mortgage company through completion of repairs to property.
Investor number	NUMBER (10,2)	Unique number assigned to a group of loans in the servicing system.

EXHIBIT F

LMT 2006-3 Trust Agreement

EXHIBIT G

TRANSACTION PARTIES

Trustee:  Citibank, N.A.

Securities Administrator:  N/A

Master Servicer:  Aurora Loan Services LLC

Credit Risk Manager:  N/A

PMI Insurer:  N/A

Interest Rate Swap Counterparty: N/A.

Interest Rate Cap Counterparties:  IXIS Financial Products Inc. and Lehman Brothers Special Financing, Inc.

Servicers:  Countrywide Home Loans Servicing LP.

Originators: Countrywide Home Loans, Inc.

Custodians: U.S. Bank National Association

Seller: Lehman Brothers Holdings Inc.

EXHIBIT H

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the applicable criteria identified below as “Applicable Servicing Criteria”:

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.